Intangible Assets	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets	Intangible Assets
Mortgage Servicing Rights
At December 31, 2022 the Company was servicing $240.5 million of loans sold to the secondary market compared to $270.0 million and $292.7 million at December 31, 2021 and 2020, respectively. Mortgage loan servicing fees, reported in real estate servicing fees, net, earned on loans sold and serviced for others were $0.8 million, $0.8 million, and $0.9 million for the years ended December 31, 2022, 2021, and 2020, respectively.
The table below presents changes in mortgage servicing rights for the years ended December 31, 2022, 2021, and 2020.

(in thousands)	2022	2021	2020
Balance at beginning of period	$2,659	$2,445	$2,482
Originated mortgage servicing rights	64	400	866
Changes in fair value:
Due to changes in model inputs and assumptions (1)	479	258	(422)
Other changes in fair value (2)	(303)	(444)	(481)
Total changes in fair value	176	(186)	(903)
Balance at end of period	$2,899	$2,659	$2,445

(1)	The change in fair value resulting from changes in valuation inputs or assumptions used in the valuation model reflects the change in discount rates and prepayment speed assumptions primarily due to changes in interest rates.

(2)	Other changes in fair value reflect changes due to customer payments and passage of time.
Total changes in fair value are reported in real estate servicing fees, net, reported in non-interest income in the Company's consolidated statements of income.
The following key data and assumptions were used in estimating the fair value of the Company's mortgage servicing rights as of December 31, 2022 and 2021:

	2022	2021
Weighted average constant prepayment rate	6.61%	10.65%
Weighted average note rate	3.43%	3.37%
Weighted average discount rate	11.25%	8.00%
Weighted average expected life (in years)	7.2	6.1